SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

AUDITED FINANCIAL STATEMENTS

For the period from January 1, 2008 to March 4, 2008 and for the period from October 16, 2007 (inception) to March 4, 2008

SPRING CREEK ACQUISITION CORP.
(a corporation in the development stage)

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	F-1

Financial Statements
Balance Sheet	F-2
Statements of Operations	F-3
Statements of Changes in Stockholders’ Equity	F-4
Statements of Cash Flows	F-5
Notes to Financial Statements	F-6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Spring Creek Acquisition Corp.

We have audited the accompanying balance sheet of Spring Creek Acquisition Corp. (a corporation in the development stage) as of March 4, 2008, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from January 1, 2008 to March 4, 2008 and for the period from October 16, 2007 (inception) to March 4, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spring Creek Acquisition Corp. as of March 4, 2008 and the results of its operations and its cash flows for the period from January 1, 2008 to March 4, 2008 and for the period from October 16, 2007 (inception) to March 4, 2008, in conformity with United States generally accepted accounting principles.

On March 4, 2008 the Company closed on its initial public offering (See note 3).

/s/ UHY LLP

New York, New York
March 7, 2008

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
BALANCE SHEET
March 4, 2008

ASSETS
Cash	$368,254
Cash held in trust account	35,460,000
Prepaid Expenses	60,196
Total assets (all current)	$35,888,450

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accrued expenses	$191,793
Deferred underwriters fees	1,260,000
Notes payable to stockholders	100,000
Total current liabilities	1,551,793

Ordinary shares, subject to possible conversion 1,799,550 shares at conversion value	14,180,454

COMMITMENTS

STOCKHOLDERS' EQUITY
Preferred shares, $.001 par value
Authorized 1,000,000 shares; none issued	-
Ordinary shares, $.001 par value
Authorized 50,000,000 shares; issued and outstanding
5,793,750 shares (which includes 1,799,550 shares subject to possible conversion)	5,794
Warrants	1,430,000
Additional paid-in capital	18,744,193
Deficit accumulated during the development stage	(23,784)
Total stockholders' equity	20,156,203
Total liabilities and stockholders' equity	$35,888,450

See notes to financial statements.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
STATEMENTS OF OPERATIONS

	For the Period January 1, 2008 to March 4, 2008	For the period from October 16, 2007 (Inception) to March 4, 2008

Professional fees	$-	$(18,700)
Formation costs	(356)	(5,084)
Operating loss	(356)	(23,784)

Net loss	$(356)	$(23,784)

Weighted average shares outstanding	1,293,750	1,293,750

Basic and diluted net loss per share	$0.00	$(0.02)

See notes to financial statements.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

					Deficit
					Accumulated
				Additional	During the
	Ordinary Shares			Paid-In	Development	Stockholders
	Shares	Amount	Warrants	Capital	Stage	Equity

Ordinary shares issued October 16, 2007 for cash at $.02 per share	1,293,750	$1,294	$-	$23,706	$-	$25,000

Net loss October 16, 2007 to December 31, 2007	-	-		-	(23,428)	(23,428)
Balance at December 31, 2007	1,293,750	1,294	-	23,706	(23,428)	1,572

Sale of 4,500,000 units, net of underwriters discount and offering expenses ($3,094,659) (includes 1,799,550 shares subject to possible redemption)	4,500,000	4,500	-	32,900,841	-	32,905,341

Proceeds subject to possible conversion of shares	-	-	-	(14,180,454)	-	(14,180,454)

Proceeds from issuance of underwriter purchase option	-	-	-	100	-	100

Proceeds from private placement of insider warrants	-	-	1,430,000		-	1,430,000

Net loss January 1, 2008 to March 4, 2008	-	-	-	-	(356)	(356)

Balance at March 4, 2008	5,793,750	$5,794	$1,430,000	$18,744,193	$(23,784)	$20,156,203

See notes to financial statements.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
STATEMENTS OF CASH FLOWS

	For the Period January 1, 2008 to March 4, 2008	For the period from October 16, 2008 (Inception) To March 4, 2008

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(356)	$(23,784)
Adjustments to reconcile net loss to net cash provided by operating activities:
Change in prepaid expenses	(60,196)	(60,196)
Change in accrued expenses	92,780	191,793
Net cash provided by operating activities	32,228	107,813

CASH FLOW FROM INVESTING ACTIVITIES
Cash held in trust account	(35,460,000)	(35,460,000)
Net cash used in investment activities	(35,460,000)	(35,460,000)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from sale of ordinary shares to founding stockholders	-	25,000
Proceeds from stockholders notes payable	-	100,000
Gross proceeds from initial public offering	36,000,000	36,000,000
Proceeds from issuance of underwriter purchase option	100	100
Proceeds from private placement of insider warrants	1,430,000	1,430,000
Payments of costs associated with initial public offering	(1,634,702)	(1,834,659)
Net cash provided by financing activities	35,795,398	35,720,441

NET INCREASE IN CASH	367,626	368,254

CASH, Beginning	628	-
CASH, Ending	$368,254	$368,254

SUPPLEMENTAL DISCLOSURE ON NON-CASH FINANCING ACTIVITIES
Deferred underwriters fees	$1,260,000	$1,260,000

Fair value of underwriter purchase option	$701,005	$701,005

See notes to financial statements.

SPRING CREEK ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 1 - ORGANIZATION AND PLAN OF BUSINESS OPERATIONS

Spring Creek Acquisition Corp. (the “Company”) was incorporated in the Cayman Islands on October 16, 2007 as a blank check company whose objective is to acquire, through a stock exchange, asset acquisition or other similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal operations located in the Greater China region, which includes Hong Kong, Macau and Taiwan (“Greater China”).

All activity from October 16, 2007 (inception) through March 4, 2008 relates to the Company’s formation and its initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The Company consummated the initial public offering (“Offering”) on March 4, 2008 and received proceeds net of transaction costs of $34,030,000 (Note 3) and $1,430,000 from the sale of Insider Warrants. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal operations located in the Greater China region (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $35,460,000 (including $1,430,000 of proceeds from the sale of insider warrants is being held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Two of the initial shareholders have agreed that they will be liable under certain circumstances to ensure that the funds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise. The remaining funds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, if the Company is unable to consummate a Business Combination by the one year anniversary of the effective date of the Offering, up to an aggregate of $1,050,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as any amounts that are necessary to pay the Company’s tax obligations.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 1 - ORGANIZATION AND PLAN OF BUSINESS OPERATIONS (Continued)

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 40% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of ordinary shares in accordance with the vote of the majority interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares to cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of ordinary shares held by Public Stockholders at the consummation of the Offering. Accordingly Public Stockholders holding up to 39.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

The Company’s Memorandum and Articles of Association were amended prior to the Offering to provide that the Company will continue in existence only until 18 months from the effective date of the Offering or until 30 months if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of this Offering and the Business Combination has not been consummated within such 18 month period. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Offering Unit discussed in Note 3).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic and diluted loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“FAS 141R”) and SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements, (“FAS 160”). FAS141R requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquiree at their fair value on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. FAS 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements. FAS 141R and FAS 160 are effective as of the beginning of the Company's 2009 fiscal year. The Company is currently evaluating the impact of the adoption of FAS 141R and FAS 160.

NOTE 3 - INITIAL PUBLIC OFFERING

On March 4, 2008, the Company sold 4,500,000 units (“units”) at a price of $8.00 per unit in the Offering. Each unit consists of one ordinary share of the Company’s stock and one Redeemable Ordinary Share Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one ordinary share at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the Effective Date of the Offering and expiring four years from the Effective Date of the Offering. The Company may redeem the Warrants, with the prior consent of EarlyBirdCapital, Inc. (”EBC”), the representative of the underwriters in the Offering, at a price of $.01 per Warrant upon 30 days notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 3 - INITIALPUBLIC OFFERING (Continued)

The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company paid the underwriters in the Offering an underwriting discount of 7.0% of the gross proceeds of the Offering. However, the underwriters have agreed that 3.5% ($1,260,000) at March 4, 2008 of the underwriting discounts will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination. The Company issued a unit purchase option, for $100, to the underwriters to purchase 450,000 units at an exercise price of $8.80 per unit. The units issuable upon exercise of this option are identical to the Offering units. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option was $701,005 ($1.56 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 17.46%, (2) risk-free interest rate of 3.70% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless basis”, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

NOTE 4 - INSIDER WARRANTS AND UNITS

Simultaneously with the Offering, the Initial stockholders of the Company purchased 1,430,000 Warrants (“Insider Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $1,430,000) in a private placement. The Company believes the purchase price of these warrants approximates the fair value of such warrants because the fair market value of publicly traded warrants for similarly structured blank check companies is typically no greater than $1.00. The warrants were accounted for as permanent equity. All of the proceeds received from this purchase were placed in the Trust Account.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 4 - INSIDER WARRANTS AND UNITS (Continued)

The Insider Warrants purchased by such purchasers are identical to the Warrants in the Offering except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

The Initial Stockholders and the holders of the Insider Warrants (or underlying ordinary shares) will be entitled to registration rights with respect to their founding shares or Insider Warrants (or underlying ordinary shares) pursuant to an agreement signed on the effective date of the Offering. The holders of the majority of the founding shares are entitled to demand that the Company register 50% of these shares at any time commencing three months prior to nine months after the consummation of the Business Combination and the balance of these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying ordinary shares) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

NOTE 5 - NOTES PAYABLE TO STOCKHOLDERS

The Company issued, in aggregate, $100,000 principal amount of unsecured promissory notes to certain officers and initial stockholders on October 24, 2007. The notes are non-interest bearing and are payable on the earlier of June 30, 2008 or the consummation of the Offering. Due to the short-term nature of the note, the fair value of the notes approximates their carrying amount.

NOTE 6 - COMMITMENTS

The Company presently occupies office space provided by an affiliate of the Company’s Chief Executive Officer and director. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.

Pursuant to letter agreements dated as of September 25, 2007 with the Company and the underwriter, the initial stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

SPRING CREEK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to March 4, 2008 and
for the period from October 16, 2007 (inception) to March 4, 2008

NOTE 7 - PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the ordinary shares on a Business Combination.

NOTE 8 - ORDINARY SHARES

At March 4, 2008, 6,830,000 ordinary shares have been reserved for issuance upon exercise of redeemable warrants and Underwriter’s unit purchase option.

FINANCIAL STATEMENTS